1
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                           FORM 8-K/A

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                               July 31, 1997
        Date of Report (date of earliest event reported)


Commission file number - 0-28830


                     The Metzler Group, Inc.
      (Exact name of Registrant as specified in its charter)


      Delaware                                    36-409485
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)



                  520 Lake Cook Road, Suite 500
                   Deerfield, Illinois  60015
   (Address of principal executive office, including zip code)



                         (847) 914-9100
      (Registrant's telephone number, including area code)







     The undersigned registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with Securities and Exchange Commission on August 14, 1997 as set forth in the pages attached hereto.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          The following Condensed Consolidated Financial Statements of Resource Management International, Inc.
          and Subsidiaries are attached:

              Condensed Consolidated Balance Sheet as of
              June 30, 1997 (unaudited)


               Condensed Consolidated Statements of Operations for the six months ended June 30, 1997, and 1996
               (unaudited)

              Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1997, and 1996
               (unaudited)

               Notes to the June 30, 1997 Condensed Consolidated
               Financial Statements
               (unaudited)


     (b)  Pro Forma Financial Information.

          The following unaudited pro forma Financial Statements are attached:

               Unaudited Pro Forma Condensed Combining Balance
               Sheet as of June 30, 1997

               Unaudited Pro Forma Condensed Combining Statement of Operations for the six months ended June 30, 1997

               Notes to Unaudited Condensed Combining Statements

               Unaudited Pro Forma Condensed Combining Quarterly
               Operating Statements




           Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
             Resource Management International, Inc.
                        And Subsidiaries
               CONDENSED CONSOLIDATED BALANCE SHEET
                          June 30, 1997
                           (Unaudited)



                                       June 30,
                                         1997
                                    (in thousands)
  ASSETS

Current assets:

  Cash and cash equivalents         $        64

  Trade receivables                      10,894

  Other current assets                      340
                                   ____________
     Total current assets                11,298

Property and equipment, net               1,805

Other assets                                830
                                   ____________
    Total assets                    $    13,933
                                   ============

   LIABILITIES AND STOCKHOLDERS'
              EQUITY
Current liabilities:
  Current portion of notes
  payable and other debt
  obligations                       $       754

  Accounts payable and
  accrued liabilities                     4,152

  Deferred income taxes                     309
                                    ___________
     Total current liabilities            5,215

Notes payable and other debt
 obligations, net of
 current portion                          3,565

Deferred income taxes                     2,152

Other liabilities and deferrals             196
                                    ___________
  Total liabilities                      11,128

Total stockholders' equity                2,805
                                    ___________
 Total liabilities and
stockholders' equity               $     13,933
                                   ============

   See accompanying notes to unaudited condensed consolidated financial statements.



           Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
             Resource Management International, Inc.
                        And Subsidiaries
                     CONDENSED CONSOLIDATED
                    STATEMENTS OF OPERATIONS
          For the six months ended June 30, 1997 and 1996
                           (unaudited)


                                    June 30,       June 30,
                                      1997           1996
                                (in thousands)   (in thousands)

 Revenues                           $   19,760    $    17,360

 Operating expenses                     17,986         17,410
                                   ___________    ___________
 Operating income (loss)                 1,774           (50)

 Other (income) expense, net               135            123
                                   ___________    ___________
 Income (loss) before
 provision for income
 taxes                                   1,639          (173)

 Income tax expense (benefit)              673           (72)
                                   -----------    -----------
 Net income (loss)                  $      966    $     (101)
                                   ===========    ===========

  The accompanying notes are an integral part of the financial statements



                      Item 7- FINANCIAL STATEMENTS AND EXHIBITS
                       Resource Management International, Inc.
                                 And Subsidiaries
                   Condensed Consolidated Statements of Cash Flows
                    For the six months ended June 30, 1997 and 1996
                                     (unaudited)


                                         1997                  1996
                                   (in thousands)          (in thousands)

Cash Flow from operating
activities:

Net income (loss)                      $       966           $       (101)
Adjustments to reconcile net
 income (loss) to net cash
 provided by operating activities,
 net of acquisitions:

   Depreciation and amortization               463                    367
   Loss on sale of property
   and equipment                                --                     30
   Deferred income taxes                        69                   (338)
   Changes in assets and
   liabilities:
     Trade receivables                      (2,502)                  (394)
     Other assets                              106                   (423)
     Accounts payable and
      accrued liabilities                      490                    175
                                       ____________            ___________
Net cash provided by (used by)
  operating activities                        (408)                  (684)
                                       ____________            ___________
Cash flow from investing
 activities:
   Purchase of property
    and equipment                             (252)                  (210)
   Acquisition of businesses,
    net of cash received                        --                     (4)
                                       ____________            ____________
Net cash used in
 investing activities                         (252)                  (214)

Cash flow from financing
 activities:
   Repurchase of common stock                   --                   (518)
   Issuance of common stock                     66                     --
   Net borrowings on debt
    obligations                               (161)                 1,623
                                       _____________            ____________
Net cash provided by
 financing activities                          (95)                 1,105
                                       _____________            ____________
Net increase (decrease)
 in cash                                      (755)                   207

Cash and cash equivalents,
 beginning of period                           819                    336
                                       ______________           ____________
Cash and cash equivalents,
 end of period                          $       64             $      543
                                       ==============           ============





             RESOURCE MANAGEMENT INTERNATIONAL, INC.
      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Note 1:  Basis of Presentation

The accompanying unaudited interim condensed consolidated financial statements of Resource Management International, Inc.
(RMI) have been prepared pursuant to the rules of the Securities and Exchange Commission for quarterly reports on Form 10-Q and do not include all of the information and note disclosures required by generally accepted accounting principles. The information furnished herein includes adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of results for these interim periods.

The results of operations for the six months ended June 30, 1997 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 1997.

These financial statements should be read in conjunction with RMI's audited consolidated financial statements and notes thereto for the year ended December 31, 1996, included in the current report on Form 8-K/A filed by the Company with the Securities and Exchange Commission on October 14, 1997.



UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The Metzler Group, Inc. (the Company) completed its acquisition of Resource Management International, Inc. (RMI) on July 31, 1997 by exchanging 2,137,178 shares of the Company's common stock for substantially all of the outstanding common stock of RMI. The accompanying unaudited pro forma condensed combining balance sheet combines the Company's historical consolidated balance sheet and the balance sheet of RMI as if the transaction had been consummated on June 30, 1997, and the unaudited pro forma condensed combining statement of operations for the six month period ended June 30, 1997 reflects the merger with RMI, applying the pooling-of-interests method of accounting. The unaudited pro forma condensed combining financial statements give effect to the issuance of the Company's common stock in exchange for substantially all the outstanding shares of common stock of RMI.

The unaudited pro forma condensed combining financial statements are presented for illustrative purposes only and do not purport to represent what the Company's results of operations or financial position would have been had the merger with RMI occurred on the dates indicated or for any future period or date, and are therefore qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and RMI.

                       PRO FORMA CONDENSED
               COMBINING BALANCE SHEET (Unaudited)
             For the six months ended June 30, 1997
                         (in thousands)

                                                    Pro
                             Metzler               Forma
         ASSETS               Group     RMI      Adjustments      Pro Forma


Current Assets:
Cash and cash
equivalents              $  29,432    $      64    $      --      $  29,496
Trade receivables            7,934       10,894           --         18,828
Other current assets           745          340           --          1,085
                         _________    _________    __________     _________
 Total current assets       38,111       11,298           --         49,409

Property and equipment,net     800        1,805           --          2,605
Other assets                    --          830           --            830
                         _________    _________    __________     _________
     Total assets        $  38,911    $  13,933    $      --      $  52,844
                         =========    =========    ==========     =========

    LIABILITIES AND
  STOCKHOLDERS' EQUITY

Current Liabilities:

Current portion of notes
 payable and other debt
 obligations             $     244    $     754    $       --     $    998
Accounts payable and
 accrued liabilities         3,509        4,152            --        7,661
Deferred income taxes          111          309            --          420
                         ---------    ---------    ----------     ---------
 Total current liabilities   3,864        5,215            --        9,079
                         ---------    ---------    ----------     ---------

Notes payable and other
 debt obligations, net of
 current portion                14        3,565            --        3,579
Deferred income taxes          569        2,152            --        2,721
Other liabilities and
deferrals                      183          196            --          379
                         ---------    ---------     ---------     ---------
   Total liabilities         4,630       11,128            --       15,758


Total stockholders' equity  34,281        2,805            --       37,086
                         ---------    ---------     ---------    ---------
 Total liabilities and
  stockholders' equity   $  38,911     $ 13,933       $    --    $  52,844
                         =========    =========     =========    =========

See accompanying notes to unaudited pro forma condensed combining financial statements.



                       PRO FORMA CONDENSED
          COMBINING STATEMENT OF OPERATIONS (Unaudited)
             For the six months ended June 30, 1997
                         (in thousands)


                                                     Pro
                          Metzler                   Forma           Pro
                           Group        RMI       Adjustments      Forma


Revenue               $    18,518    $ 19,760     $      --     $   38,278

Operating expenses         14,054      17,986            --         32,040
                      ___________   __________    ___________   ___________
Operating income(loss)      4,464       1,774            --          6,238

Other (income)
 expense, net               (564)         135            --           (429)
                      ___________   __________    ___________   ___________
Income (loss) before
 provision for
 income taxes              5,028        1,639            --          6,667

Income tax expense
 (benefit)                 1,851          673            --          2,524
                      ___________   __________   ____________   ____________
Net income (loss)     $    3,177     $    966     $      --     $    4,143
                      ===========   ==========   ============   ============

Pro forma income data:

Net income (loss) as
 reported             $     3,177                               $    4,143
Pro forma adjustments
 to income tax expense        --                                        --
Pro forma adjustments
 to compensation expense      --                                        --
                      ___________                               ___________
  Pro forma net
      income          $     3,177                               $    4,143
                      ============                              ===========
     Pro forma net
      income per share  $    0.29                               $     0.31
                      ============                              ===========
   Shares used in
    computing pro forma
    net income per share   11,147                    2,137          13,284


See accompanying notes to unaudited pro forma condensed combining financial statements.



                     The Metzler Group, Inc.

   Notes to Unaudited Pro Forma Condensed Combining Financial
                           Statements


Note A - Description of Business Combination

The accompanying unaudited condensed combining financial statements reflect all adjustments which, in the opinion of management, are necessary for fair presentation. All adjustments are of a normal recurring nature. All intercompany accounts and transactions have been eliminated. On July 31, 1997, the Company issued 2,137,178 shares of common stock for substantially all the outstanding common stock of RMI. Because this acquisition is being treated as a pooling of interests for accounting purposes, the Company's consolidated financial statements as of December 31, 1996 and for the year then ended are being restated to include RMI's assets, liabilities and operating results.


Note B - Basis of Presentation

The accompanying unaudited condensed combining financial statements reflect all adjustments which, in the opinion of management, are necessary for fair presentation. All adjustments are of a normal recurring nature. All intercompany accounts and transactions have been eliminated. On August 15, 1997, the Company issued 518,400 shares of common stock for substantially all the outstanding common stock of Reed Consulting Group, Inc.
(Reed). Because this acquisition is being treated as a pooling of interests for accounting purposes, the Company's consolidated financial statements as of December 31, 1996 and for the year then ended have been restated to include Reed's assets, liabilities and operating results.




                   UNAUDITED QUARTERLY RESULTS

The following table sets forth certain unaudited quarterly operating information for each of the six quarters ending June 30, 1997. These data have been prepared on the same basis as the audited financial statements contained elsewhere in this 8-K/A and include all normal recurring adjustments necessary for the fair presentation of the information for the periods presented, when read in conjunction with the Company's Financial Statements and related Notes thereto. Results for any previous fiscal quarter are not necessarily indicative of results for the full year or for any future quarter.

                                  Quarters Ended

                Mar. 31,  Jun 30,  Sep. 30,   Dec. 31,  Mar.31,  Jun. 30,
                   1996    1996     1996       1996      1997      1997
                        (In thousands, except for share amounts)

Metzler Group

Revenue       $  6,768   $  6,844  $ 7,019  $ 7,282   $ 8,414   $  10,104

Operating
 expenses        4,646      4,664    5,364    5,835     6,655       7,398
              --------   --------  -------  -------   -------   ---------
  Operating
  income         2,122      2,180    1,655     1,447    1,759       2,706
Other (income)
 expense, net       20          5       42      (343)    (270)       (294)
              --------   --------  -------  --------  --------  ----------
  Income before
   income taxes  2,102      2,175    1,613     1,790    2,029       3,000

Income tax
 expense            43         44       27       579      732       1,120
              --------   --------  -------  --------  --------  ----------
  Net income  $  2,059   $  2,131  $ 1,586   $ 1,211  $ 1,297    $  1,880
              ========   ========  =======  ========  ========  ==========

Pro forma income data:
  Net income
   as reported$  2,059  $  2,131  $ 1,586    $ 1,211  $ 1,297    $  1,880
   reported
Pro forma
 adjustments    (1,094)   (1,122)    (603)       --       --           --
              ---------  -------- --------   --------  -------   ---------
Pro forma net
 income       $    965  $  1,009  $   983    $ 1,211  $ 1,297    $  1,880
              ========   ======== ========   ========  =======   =========
Pro forma net
 income per
 share        $   0.09  $   0.10  $  0.10    $  0.11   $ 0.12    $   0.17
              ========   ======== ========   ========  =======   ==========
Shares used
in computing
pro forma
net  income
per share       10,321    10,321    10,321    11,264   11,145     11,147
---------------------------------------------------------------------------

RMI

Revenue       $  8,550  $  8,810   $ 9,170   $ 9,110  $ 9,670  $  10,090

Operating
 expenses        8,220     9,190     9,345    10,660    8,755      9,231
              --------  --------   --------  -------  -------  ---------
  Operating
   income (loss)   330      (380)     (175)   (1,550)     915        859

Other (income)
expense, net        26        97       100       127       50         85
              --------  --------   --------  -------- -------  ---------
Income (loss)
 before income
 taxes             304      (477)     (275)   (1,677)     865        774

Income tax
 expense
 (benefit)         124      (196)     (113)     (688)     356        317
              --------  ---------   -------- --------- ------- ---------
Net income(loss)$  180   $  (281)   $ (162)  $  (989)  $  509   $    457
              ========  =========   ======== ========= ======= =========
-------------------------------------------------------------------------

Pro Forma
Adjustments:

Revenue        $    --   $    --    $   --   $   --    $   --   $     --

Operating
 expenses           --        --        --       --        --         --
               --------  --------  --------  --------  --------  --------
Operating
 income             --        --        --       --        --         --

Other
 expense, net       --        --        --       --        --         --
               --------  --------  --------  --------  --------  --------
Income before
 income taxes       --        --        --       --        --         --

Income tax
 expense            --        --        --       --        --         --
               --------  --------  --------  --------  --------  --------
Net income     $    --   $    --    $   --   $   --    $   --   $     --
               ========  ========  ========  ========  ========  ========
Shares used
 in computing
 pro forma
 net income
 per share       2,137     2,137      2,137     2,137      2,137     2,137

----------------------------------------------------------------------------
Pro Forma

Revenue      $  15,318 $  15,654  $  16,189 $  16,392  $  18,084 $  20,194

Operating
 expenses       12,866    13,854     14,709    16,495     15,410    16,629
            ---------- ---------  --------- ---------  ---------  ---------
Operating
 income (loss)   2,452     1,800      1,480      (103)     2,674     3,565

Other
 (income)
 expense, net       46       102        142      (216)     (220)     (209)
            ---------- ---------  --------- ----------  --------- ---------
Income before
 income taxes    2,406     1,698      1,338       113     2,894     3,774

Income tax
 expense
 (benefit)         167      (152)       (86)     (109)    1,088     1,437
             --------- ---------  ---------  ---------  --------- --------
Net income   $   2,239 $   1,850  $   1,424  $    222   $ 1,806   $ 2,337
             ========= =========  =========  =========  ========= ========

Pro forma income data:

  Net income
   as
   reported  $  2,239  $   1,850  $    1,424 $     222 $  1,806   $ 2,337

Pro forma
 adjustments   (1,094)    (1,122)       (603)       --       --        --
             --------- ---------   ---------- --------- --------- ---------
Pro forma net
 income       $  1,145   $   728    $   821    $  222  $  1,806  $  2,337
             ========= =========   ========== ========= ========= =========
Pro forma net
 income per
 share        $   0.09  $   0.06   $   0.07   $  0.02  $   0.14 $    0.18
             ========= =========   ========== ========= ========= =========
Shares used
in computing
pro forma
net income
per share      12,458    12,458    12,458    13,401     13,282   13,284

----------------------------------------------------------------------------

                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 21, 1997
                              The Metzler Group, Inc.


                             By:_/s/ Robert P.Maher
                                    Robert  P. Maher
                                    Chairman of the Board, President and
                                    Chief Executive Officer



                              By:  /s/  James F. Hillman
                                     James F. Hillman
                                     Chief Financial Officer